Exhibit 10.1

                AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT
                            DATED JUNE 28, 2002 AMONG
              DYNAMICS RESEARCH CORPORATION, DRC ENCODER, INC., DRC
      METRIGRAPHICS, INC., DRC SOFTWARE, INC.,DRC TELECOM, INC., DYNAMICS
         RESEARCH INVESTMENT CORPORATION, DRC INTERNATIONAL CORPORATION
                         AND H.J. FORD ASSOCIATES, INC.
                                       AND
       BROWN BROTHERS HARRIMAN & CO., AS ADMINISTRATIVE AGENT AND LENDER,
          BANKNORTH, N.A., AS DOCUMENTATION AGENT AND LENDER, AND KEY
            CORPORATE CAPITAL INC., AS SYNDICATION AGENT AND LENDER


         This Amendment to Amended and Restated Loan Agreement (hereinafter, the "Amendment") is made as of the 16th day of December, 2002 by and between Dynamics Research Corporation, DRC Encoder, Inc., DRC Metrigraphics, Inc., DRC Software, Inc., and DRC Telecom, Inc., Dynamics Research Investment Corporation, DRC International Corporation and H.J. Ford Associates, Inc., Massachusetts corporations (other than H.J. Ford Associates, Inc. which is a Delaware corporation) with their principal executive offices at 60 Frontage Road, Andover, Massachusetts (hereinafter, individually and collectively, jointly and severally, the "Borrowers") and Brown Brothers Harriman & Co., as administrative agent and as a lender, BankNorth, N.A., as documentation agent and as a lender, and Key Corporate Capital Inc., as syndication agent and as a lender (hereinafter, individually and collectively, the "Lenders"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Credit Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Borrowers executed and delivered to the Lenders a certain Amended and Restated Loan Agreement dated June 28, 2002 (hereinbefore and hereinafter, the "Credit Agreement") pursuant to which, among other things, the Lenders extended in favor of the Borrowers a Revolving Credit in the maximum principal amount of $50,000,000.00 and a Term Loan in the maximum principal amount of $10,000,000.00; and

         WHEREAS, the Borrowers have requested that the Lenders (i) amend the Consolidated Tangible Net Worth covenant set forth in Section 11-8 of the Credit Agreement, and (ii) otherwise modify the Credit Agreement as set forth herein; and

         WHEREAS, the Lenders have indicated their willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Borrowers have determined that this Amendment is in the Borrowers' respective best interests.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Borrowers hereby certify to the Lenders that, to the best of the Borrowers' knowledge and belief after due inquiry, the representations and warranties contained in the Credit Agreement, as modified by this Amendment, are true as of the date hereof and that no Event of Default under the Credit Agreement or any document executed in connection therewith has occurred and is continuing.

         2. Section 11-8 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                  "11-8. Consolidated Tangible Net Worth. The Borrowers shall not at any time during the term of the Revolving Credit permit their Consolidated Tangible Net Worth to be less than $17,000,000.00, which shall be tested as of the end of each fiscal quarter of the Lead Borrower."

         3. This Amendment shall become effective upon satisfaction of the following conditions:

                  (a) Corporate Proceedings of Borrowers. The Lenders shall have received resolutions of the Borrowers authorizing the execution, delivery and performance of this Agreement and all transactions contemplated hereby, in form and substance reasonably satisfactory to the Lenders.

                  (b) Acquisition of Andrulis Corporation. (i) the Lenders and the Borrowers shall each have executed a Consent Agreement in the form of EXHIBIT A attached hereto and specifically incorporated by reference herein pursuant to which the Lenders have consented to the acquisition by Dynamics Research Corporation of 100% of the capital stock of Andrulis Corporation, a Delaware corporation (the "Andrulis Acquisition"), upon the terms and conditions disclosed to the Lenders, in writing, by the Borrowers, and

                           (ii) The consummation of the Andrulis Acquisition.

         4. Upon consummation of the Andrulis Acquisition, the Borrower shall cause Andrulis Corporation to execute and deliver such additional documentation as the Lenders may require to join Andrulis Corporation as a Borrower under the Credit Agreement and related documents including, without limitation, a joinder agreement, guaranty and UCC-1 financing statement in form and substance satisfactory to the Lenders.

         5. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Borrowers and the Lenders, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Credit Agreement or any provision under any other agreement, document or instrument between the Borrowers and the Lenders shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lenders, then by a duly authorized officer of each Lender.

         6. Except as specifically modified herein, the Credit Agreement shall remain in full force and effect as originally written and the Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

         7. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.

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


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                           DYNAMICS RESEARCH CORPORATION

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                     David Keleher
                                     Vice President and Chief Financial Officer

                           DRC ENCODER, INC.

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           DRC METRIGRAPHICS, INC.

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           DRC SOFTWARE, INC.

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           DRC TELECOM, INC.

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           DYNAMICS RESEARCH INVESTMENT CORPORATION


                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           DRC INTERNATIONAL CORPORATION

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer

                           H.J. FORD ASSOCIATES, INC.

                           By:      /s/ David Keleher
                              ---------------------------------------------
                                    David Keleher
                                    Vice President and Chief Financial Officer


ACKNOWLEDGED AND AGREED:

BROWN BROTHERS HARRIMAN & CO.,
as administrative agent and as a lender

By:      /s/ John N. Rogers
  -------------------------------
         John N. Rogers
            Vice President


BANKNORTH, N.A.,
as documentation agent and as a lender

By:        /s/ C. Lee Willingham
  -------------------------------
             C. Lee Willingham
             Vice President


KEY CORPORATE CAPITAL INC.,
as syndication agent and as a lender

By:       /s/  R E James Hunter
  -------------------------------
            R E James Hunter
            Senior Vice President


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